Exhibit 10.1

Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

FIRST AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE AND PLEDGE AGREEMENT

This First Amendment to Amended and Restated Secured Promissory Note and Pledge Agreement (this “Amendment”) is entered into as of September 12, 2025, by and among Everli Global Inc., a Nevada corporation (“Maker”), Melar Acquisition Corp. I, a Cayman Islands exempted company (“Payee”), and Palella Holdings, LLC (“Pledging Stockholder”).

W I T N E S S E T H :

WHEREAS, Maker, Payee and Pledging Stockholder entered into that certain Amended and Restated Secured Promissory Note and Pledge Agreement dated as of August 18, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Promissory Note and Pledge Agreement”; unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Secured Promissory Note and Pledge Agreement); and

WHEREAS, Maker and Pledging Stockholder have requested and Payee has agreed to amend the Secured Promissory Note and Pledge Agreement subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Amendments to Secured Promissory Note and Pledge Agreement. The Secured Promissory Note and Pledge Agreement is hereby amended as follows:

(a)            The “Principal Amount” of the Secured Promissory Note and Pledge Agreement shall be amended by replacing the reference to “Up to $1,000,000” with a reference to “Up to $1,250,000”.

(b)            Paragraph 2 of Secured Promissory Note and Pledge Agreement shall be amended by replacing the reference to “One Million U.S. Dollars ($1,000,000)” with a reference to “One Million and Two Hundred Fifty Thousand U.S. Dollars ($1,250,000)”.

2.            Effect on the Secured Promissory Note and Pledge Agreement. Except as expressly set forth herein, all of the terms, conditions and covenants of the Secured Promissory Note and Pledge Agreement shall remain unaltered and in full force and effect and shall be binding upon as Maker and Pledging Stockholder in all respects and are hereby ratified and confirmed.

3.            Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or otherwise transmitted or communicated by email shall be as effective as delivery of a manually executed counterpart of this Amendment.

4.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.            Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

6.            Acknowledgement of Security Interest. Each of Maker and Pledging Stockholder hereby acknowledges, confirms and agrees that Payee has and shall continue to have a valid, enforceable and perfected first-priority lien upon and security interest in the Collateral granted to Payee pursuant to the Secured Promissory Note and Pledge Agreement or otherwise granted to or held by Payee.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

Maker:

Everli Global Inc.

By:	/s/ Salvatore Palella
Name: Salvatore Palella
Title: Chief Executive Officer

Address for Notices:

Everli Global Inc.
12 East 49th Street, Suite 1506
New York, NY 10017
Attn: Salvatore Palella
Email: [***]

with a copy (which will not constitute notice) to:

Ortoli Rosenstadt LLP
366 Madison Avenue
New York, NY 10017
Attn: William Rosenstadt, Esq.
Telephone No.: (212) 588-0022
Email: wsr@orllp.legal

[Signature Page to First Amendment to Amended and Restated Secured Promissory Note and Pledge Agreement]

Payee:

Melar Acquisition Corp. I

By:	/s/ Eric Lifshitz
Name: Eric Lifshitz
Title: Chief Operating Officer

Address for Notices:

Melar Acquisition Corp. I
143 West 72nd Street, 4th Floor
New York, New York 10023
Attn: Gautam Ivatury, Chief Executive Officer
Telephone No.: (702) 781-1120
Email: [***]

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew A. Gray, Esq.; Stuart Neuhauser, Esq.
Telephone No.: (212) 370-1300
Email: mgray@egsllp.com; sneuhauser@egsllp.com

[Signature Page to First Amendment to Amended and Restated Secured Promissory Note and Pledge Agreement]

Pledging Stockholder:

Palella Holdings, LLC

By:	/s/ Salvatore Palella
Print Name: Salvatore Palella
Print Title: Chief Executive Officer

Address for Notice:

c/o Everli Global Inc.
12 East 49th Street, Suite 1506
New York, NY 10017
Attn: Salvatore Pallea
Email: [***]

[Signature Page to First Amendment to Amended and Restated Secured Promissory Note and Pledge Agreement]